UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2012

CATALYST HEALTH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31014	52-2181356
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 King Farm Boulevard

Rockville, Maryland

20850

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (301) 548-2900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, on April 17, 2012, Catalyst Health Solutions, Inc., a Delaware corporation (“Catalyst”), and SXC Health Solutions Corp., a corporation organized under the laws of the Yukon Territory, Canada (“SXC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among, SXC, SXC Health Solutions, Inc., a Texas corporation and a direct wholly-owned subsidiary of SXC, Catamaran I Corp., a Delaware corporation and a direct wholly-owned subsidiary of US Corp., Catamaran II LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of US Corp., and Catalyst.

On May 30, 2012, an amended Registration Statement on Form S-4 (which contains a preliminary joint proxy statement/prospectus) was filed by SXC, in connection with the mergers contemplated by the Merger Agreement. The amended Registration Statement on Form S-4 (which contains a preliminary joint proxy statement/prospectus) can be found on the SEC’s website, which is located at www.sec.gov., under the name “SXC Health Solutions Corp.” The information contained therein is subject, in its entirety, to completion or amendment as described therein.

Catalyst Forward Looking Statements

Certain statements may contain certain forward-looking statements including, without limitation, statements concerning Catalyst’s operations, economic performance and financial condition. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward-looking statements. In addition to Catalyst’s expectations or estimates of a combined company’s future performance or matters relating to the proposed transaction with SXC, these forward-looking statements may include statements addressing Catalyst’s operations and Catalyst’s financial performance. Readers are cautioned not to place undue reliance on these forward-looking statements, which, among other things, speak only as of their dates. These forward-looking statements are based largely on Catalyst’s current expectations and are based on a number of risks and uncertainties, including, without limitation, (i) general adverse economic conditions, (ii) changes in governmental laws and regulations, (iii) Catalyst’s ability to compete effectively in the pharmacy benefit management industry, (iv) Catalyst’s relationships with key clients, pharmacy network affiliations and various pharmaceutical manufacturers and rebate intermediaries, (v) changes in industry pricing benchmarks, (vi) uncertainties relating to the transition and integration of completed and future acquisitions and/or expansion opportunities, (vii) Catalyst’s current level of indebtedness and any future indebtedness Catalyst may incur; (viii) disruption in Catalyst’s operations, (ix) unanticipated changes in Catalyst’s ability to execute its growth strategy, (x) generic utilization levels, (xi) insufficient insurance coverage to cover costs associated with litigation,

(xii) Catalyst’s ability to accurately estimate how much future revenue Catalyst will generate, as well as the level of implementation and transaction costs that Catalyst will incur, under newly commenced PBM agreements and other risks and uncertainties discussed in Catalyst’s filings with the SEC, including Catalyst’s Annual Report on Form 10-K and quarterly reports on Form 10-Q. Actual results could differ materially from results referred to in the forward-looking statements. In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will, in fact, occur. Catalyst undertakes no obligation to revise any forward-looking statements in order to reflect events or circumstances that may arise after the date hereof. Readers are urged to carefully review and consider the various disclosures made in Catalyst’s other filings with the SEC that attempt to advise interested parties of the risks and factors that may affect Catalyst’s business.

Transaction Forward-Looking Statements

In addition, numerous factors could cause actual results with respect to the proposed transaction with SXC to differ materially from those in the forward-looking statements, including without limitation, the possibility that the expected efficiencies and cost savings from the proposed transaction will not be realized, or will not be realized within the expected time period; the risk that the SXC and Catalyst businesses will not be integrated successfully; the ability to obtain governmental approvals of the proposed transaction on the proposed terms and schedule contemplated by the parties; the failure of shareholders of SXC or Catalyst to approve the proposed transaction; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; the risk of customer attrition; the possibility that the proposed transaction does not close, including, but not limited to, due to the failure to satisfy the closing conditions; and the ability to obtain the financing contemplated to fund a portion of the consideration to be paid in the proposed transaction and the terms of such financing.

Important Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of the proposed transaction involving Catalyst and SXC. The proposed transaction will be submitted to the shareholders of Catalyst and the shareholders of SXC for their consideration. In connection with the proposed transaction, SXC filed with the SEC on May 7, 2012 a Registration Statement on Form S-4 (which was amended on May 30, 2012) that included a preliminary joint proxy statement of Catalyst and SXC that also constitutes a preliminary prospectus of SXC, and each of the companies may be filing with the SEC other documents regarding the proposed transaction. At the appropriate time, Catalyst and SXC will mail the definitive proxy statement/prospectus regarding the proposed transaction to their respective shareholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND

SECURITY HOLDERS OF CATALYST AND/OR SXC ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents containing important information about Catalyst and SXC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by SXC will be available free of charge on SXC’s website at www.sxc.com under the heading “Investor Information” or by contacting SXC’s Investor Relations Department at 630-577-3100. Copies of the documents filed with the SEC by Catalyst will be available free of charge on Catalyst’s website at www.catalysthealthsolutions.com under the heading “Investor Information” or by contacting Catalyst’s Investor Relations Department at 301-548-2900.

SXC, Catalyst and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of SXC is set forth in its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 2, 2012. Information about the directors and executive officers of Catalyst is set forth in its proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on April 26, 2012. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST HEALTH SOLUTIONS, INC.

By:	/s/ Benjamin R. Preston
Name:	Benjamin R. Preston
Title:	General Counsel

Date: May 30, 2012

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